Filed Pursuant to Rule 497(a)

File No. 333-186414

Kodak presents event-driven opportunity

ON JANUARY 8, 2014, EASTMAN KODAK’S CEO RANG THE OPENING BELL AT THE NEW YORK STOCK EXCHANGE. The company had recently posted its first quarterly profit since exiting bankruptcy and its stock was up 92% since it first began trading under its new symbol “KODK.” “It’s a new year, with a new company, a new stock and a new start,” Kodak’s CEO said. The bell-ringing was a capstone to the iconic film company’s 2012–13 restructuring, during which it shed debt and sold off assets on its way to becoming a leaner, more profitable business — a far different company than it had been before.

For certain institutional investors with the ability to assess the value of the company’s assets and the scale and expertise to navigate the bankruptcy process, the chance to invest in Kodak on the eve of its restructuring presented a real opportunity.

EVENT-DRIVEN OPPORTUNITY FOR SENIOR SECURED DEBT

At the time of its bankruptcy filing, Kodak reported $5.1 billion in assets against $6.75 billion in liabilities. This suggested that a number of Kodak’s stakeholders, including its stockholders and unsecured bondholders, could see a significant loss. But, there was one set of stakeholders likely to get its money back: senior secured debt holders. However, uncertainty over the timing of Kodak’s restructuring and the value of the company’s assets had caused Kodak’s senior secured bonds to trade at a steep discount to face value — at one point falling to as low as 40 cents on the dollar.

KODAK MOMENTS: UNLOCKING VALUE FOR SENIOR SECURED LENDERS

The senior secured debt of below investment grade companies (commonly referred to as “high yield” securities or “junk bonds”) may have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Senior secured debt may be illiquid and hard to value. The average investment weighting within Franklin Square’s funds, which may vary over time, typically represents up to 5% of the total portfolio based on fair value. No single investment is safe from loss nor can lead to outperformance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.	CONTINUED

Kodak presents event-driven opportunity

To an investor who believed that the restructuring process would be a catalyst for transforming Kodak into a more competitive company, the market seemed to be undervaluing the senior secured bonds significantly. So, instead of following the crowd and selling their Kodak bonds, certain institutional investors who had done their own analyses bought more. Some investors even provided the company with additional capital to fund its turnaround plan and help steer it through the reorganization process.

When Kodak emerged from bankruptcy on September 3, 2013, senior secured bondholders, including certain of Franklin Square’s funds, were rewarded handsomely. They recovered 100% of their principal and all accrued interest, and also realized meaningful capital appreciation. The largest lenders were also awarded common stock in the reorganized company at $11.94 per share — nearly a third of the price at which those shares were trading when Kodak’s CEO rang the opening bell on January 8, 2014.

Kodak’s story serves as an example of the types of pricing inefficiencies that may exist due to corporate events such as acquisitions, mergers and reorganizations. However, event-driven strategies can result in losses if the event does not occur or does not meet the manager’s expectations. The investment in Kodak performed in line with Franklin Square’s expectations, however, there can be no assurance that all investments will continue to meet such expectations. While no single investment offers the ability to completely diversify a portfolio, finding a combination of investments that perform differently than traditional investments, such as stocks and bonds, can help. Individuals can turn to Franklin Square’s alternative investment funds to access these types of event-driven investments, which have traditionally been available to only the largest institutions, endowments and pension funds.

This is neither an offer to sell nor a solicitation of an offer to buy securities involving the assets described herein. This sales and advertising literature must be read in conjunction with the applicable prospectus and reports filed with the Securities and Exchange Commission (the “SEC”), including the section entitled “Risk Factors” or “Types of Investments and Related Risks,” as applicable, therein, in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any other state securities regulator has approved or disapproved of the securities of any investment funds sponsored by Franklin Square (the “funds”) or determined if the related prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

 RISK FACTORS

An investment in the securities of the funds involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in such securities involves; however, investors should carefully consider all of the information found in the section of the applicable prospectus entitled “Risk Factors” or “Types of Investments and Related Risks,” as applicable, before deciding to invest in such securities.

•	Because there is no public trading market for shares of the funds and the funds are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that investors will be able to sell their shares. While the funds intend to conduct quarterly tender offers for their shares, only a limited number of shares will be eligible for repurchase and the funds may suspend or terminate their repurchase program at any time.
•	Investors may not receive distributions or the funds’ distributions may not grow over time. The funds may pay distributions from offering proceeds, borrowings or the sale of assets and the funds have not established limits on the amount of funds that they may use from net offering proceeds or borrowings to make distributions. Distribution proceeds may exceed the funds’ earnings, and, therefore, portions of the distributions that they make may represent a return of capital for tax purposes.
•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
•	Investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.
•	Investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen.
•	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on the funds’ operating results.
•	A lack of liquidity in certain of the funds’ investments may adversely affect the funds’ business.
•	The funds are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on their investments.
•	The funds may borrow funds to make investments, which would increase the volatility of their investments and may increase the risks of investing in their securities.
•	The funds have limited operating histories and are subject to the business risks and uncertainties associated with any new business.
•	These are “best efforts” offerings and if the funds are unable to raise substantial funds, then they will be more limited in the number and type of investments they make.

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FS2 Capital is an affiliate of the investment advisers to Franklin Square’s funds and serves or has served as the dealer manager for the public offerings of shares by Franklin Square’s funds. These relationships may create conflicts in connection with FS2 Capital’s due diligence obligations under the federal securities laws. FS2 Capital is or was, as applicable, entitled to compensation in connection with the public offerings of Franklin Square’s funds, including receiving selling commissions (which are or were, as applicable, generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in such offerings. FS2 Capital is or was, as applicable, also reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offerings. In addition, the investment advisers to Franklin Square’s funds and their affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

© 2014 Franklin Square Capital Partners	WP-FSCP-KODAK XXX 6/14